UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 8, 2014

Investors Capital Holdings, Ltd.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-43664 (Commission File Number)	04-3284631 (IRS Employer Identification No.)

Six Kimball Lane, Suite 150
Lynnfield, MA 01940
(Address of Principal Executive Offices)

 Registrant’s telephone number, including area code:  (800) 949-1422

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 8, 2014, we held a Special Meeting of Stockholders, referred to as the “special meeting”. At the special meeting, our stockholders voted to adopt the Agreement and Plan of Merger, dated as of October 27, 2013, as amended as of February 28, 2014, referred to as the “merger agreement”, by and among RCS Capital Corporation, or “RCAP”, a Delaware corporation, Zoe Acquisition, LLC, or “Merger Sub”, a Delaware limited liability company and a wholly-owned subsidiary of RCAP, and Investors Capital Holdings, Ltd., or “ICH”, a Delaware corporation, and approve the transactions contemplated by the merger agreement, including the merger of ICH with and into Merger Sub, with Merger Sub surviving the merger and continuing as a subsidiary of RCAP under the name “Investors Capital Holdings, LLC”, referred to as the “merger”.  In addition, the stockholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to ICH’s named executive officers in connection with the merger, and approved the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement, and approve the transactions contemplated by the merger agreement, including the merger. The following table reflects the results of the special meeting:

Proposal to adopt the Agreement and Plan of Merger, dated as of October 27, 2013, as amended as of February 28, 2014, referred to as the “merger agreement” by and among RCS Capital Corporation, or “RCAP”, a Delaware corporation, Zoe Acquisition, LLC, or “Merger Sub”, a Delaware limited liability company and a wholly owned subsidiary of RCAP, and Investors Capital Holdings, Ltd., or “ICH”, a Delaware corporation, and approve the transactions contemplated by the merger agreement, including the merger of ICH with and into Merger Sub with Merger Sub surviving the merger and continuing as a subsidiary of RCAP under the name “Investors Capital Holdings, LLC”, referred to as the “merger”:

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	BROKER NON-VOTES
3,680,339	3,612,486	39,715	28,138	--

Proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to ICH’s named executive officers in connection with the merger:

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	BROKER NON-VOTES
3,680,339	3,546,886	67,994	65,459	--

Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement and approve the transactions contemplated by the merger agreement, including the merger:

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	BROKER NON-VOTES
3,680,339	3,598,684	60,539	21,116	--

Adjournment of the special meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the special meeting to approve the adoption of the merger agreement. No other business properly came before the special meeting.

Item 8.01 Other Events.

On July 8, 2014, ICH issued a press release announcing the results of the special meeting, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 8, 2014, issued by Investors Capital Holdings, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

Date: July 8, 2014	/s/ Timothy B. Murphy
Name: Timothy B. Murphy
Title: President and Chief Executive Officer